3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

September 30, 2009

Dear Shareholder:

The Sound Shore Fund ended September 30, 2009 with a return of 22.42% year-to-date, ahead of the Standard & Poor’s 500 Index (S&P 500) and the Dow Jones Industrial Average (Dow Jones) returns of 19.26% and 13.49%, respectively. The third quarter total return of 14.42% was lower than the S&P 500, which returned 15.61%, and the Dow Jones, which returned 15.82%. The Fund ended the quarter with a net asset value of $27.69 per share.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended September 30, 2009 were -7.95%, 2.00%, 5.16%, and 9.20%, respectively. As stated in the current prospectus, the Fund’s annual operating gross expense ratio is 0.92%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

A strong third quarter for stocks followed similar gains in the second and provided the S&P 500 Index with its best back-to-back quarters since 1975. Cyclical stocks led the way with the financial, industrial, and materials sectors all gaining more than 20%. In general, defensive sectors including energy, healthcare, telecommunications, and utilities, lagged as they have for much of the rebound.

Your portfolio had eleven stocks with gains of 20% or more for the quarter including: AES, Cardinal Health, Chubb, Credit Suisse, Devon, Flextronics, Invesco, Marsh & McLennan, Novartis, Southwest Airlines, and the Washington Post. Pharmaceutical maker Novartis, which was up 24% and significantly outperformed the lagging health care sector, provides an example of Sound Shore’s disciplined value investment process in practice. We started our Novartis position in the fourth quarter of 2008 when its valuation had fallen far below historic norms. Our research indicated Novartis had potentially strong earnings growth driven by its diversified roster of branded and generic drugs and a strong pipeline of future products. The stock is estimated to remain attractively priced at about 13 times forward earnings with approximately 3.4% dividend yield.*

Similarly, the sharp decline in stocks during the first part of 2009 gave us an opportunity to get back into asset manager Invesco, a 28% gainer for the September quarter. We had a successful investment in the stock in 2007-2008 and it started hitting our screens again in early 2009 as its valuation had dropped to 13x earnings and 1.2x book value, both at the low end of its historical ranges. In contrast to the market’s low expectations, Invesco’s turnaround was steadily progressing as it was improving the investment performance of core funds, leveraging its strong global platform, and introducing timely products including a Wilbur Ross managed fixed income portfolio. We believed Invesco could grow assets under management, earnings, and cash flow faster than consensus expectations and started our position in the second quarter.

Among our larger detractors for the quarter was merchant power generator Exelon Corporation, which declined -2%. Exelon, the biggest nuclear electricity producer in the US, prices its power off long-term natural gas prices, which have been under pressure for much of the year and held back the shares. Additionally, uncertainty over cap-and-trade carbon legislation, which would benefit Exelon’s low carbon composition, and lower demand for US power have also kept the stock in check. At 12x earnings and with a 4% dividend yield,* we think Exelon is a compelling value especially given earnings growth through the re-powering of several plants and significant cost cutting initiatives. We have used its recent underperformance to add to our position.

With bond market conditions, as measured by credit spreads, back at pre-financial crisis levels, investors have returned their focus to earnings and cash flow growth, which should be rewarding to our investment process. Current consensus is that GDP (Gross Domestic Product) growth will soon resume as government stimulus and emerging market demand trump a debt-laden consumer’s apprehension to spend. Consensus profit estimates for the S&P 500 for 2009 and 2010 have risen lately, for the first time in over a year, helped by the ability of companies to control costs, as demonstrated by the June quarter’s positive earnings surprise. We continue to seek attractively valued stocks that we believe are financially strong, and able to gain from solid market share positions.

Thank you for your investment alongside us in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

*	Dividend yield quoted is not representative of the Sound Shore Fund.

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average. GDP - Gross Domestic Product is the total market value of all final goods and services produced in a country in a given year.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulation Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/09:    AES Corporation: 2.01%; Cardinal Health, Inc.: 1.69%; Chubb Corporation: 2.50%; Credit Suisse Group: 2.19%; Devon Energy Corporation:

2.73%; Exelon Corporation: 2.40%; Flextronics International, Ltd.: 2.33%; Invesco Ltd.: 2.53%; Marsh & McLennan, Inc.: 3.06%; Novartis AG: 2.57%; Southwest Airlines Company: 1.70%; and Washington Post Company: 2.48%.

The Fund may invest in medium-sized companies, which involves greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

The views in this letter were those of the Fund managers as of 9/30/09 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2009 (Unaudited)

	Share Amount	Market Value
Common Stock (96.2%)
Consumer Discretionary (7.7%)
Comcast Corp., Class A	3,681,800	$62,185,602
Time Warner, Inc.	1,569,100	45,158,698
Washington Post Co., Class B	109,615	51,308,589

		158,652,889

Consumer Staples (8.5%)
Kimberly-Clark Corp.	660,000	38,926,800
The Coca-Cola Co.	753,600	40,468,320
Unilever NV NY	1,431,500	41,313,090
Wal-Mart Stores, Inc.	1,134,900	55,712,241

		176,420,451

Diversified Financials (11.4%)
Citigroup, Inc.	9,163,800	44,352,792
Credit Suisse Group AG ADR	814,600	45,332,490
Invesco, Ltd.	2,298,300	52,309,308
Morgan Stanley	1,660,300	51,270,064
The Charles Schwab Corp.	2,208,400	42,290,860

		235,555,514

Energy (15.6%)
Baker Hughes, Inc.	722,800	30,834,648
ConocoPhillips	1,406,800	63,531,088
Devon Energy Corp.	838,800	56,476,404
El Paso Corp.	3,917,700	40,430,664
Hess Corp.	1,154,900	61,740,954
Schlumberger, Ltd.	768,600	45,808,560
Valero Energy Corp.	1,236,300	23,971,857

		322,794,175

See Notes to Schedule of Investments

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2009 (Unaudited)

	Share Amount	Market Value
Health Care (8.8%)
Aetna, Inc.	897,600	$24,980,208
Baxter International, Inc.	791,800	45,140,518
Boston Scientific Corp. †	3,735,100	39,554,709
Cardinal Health, Inc.	1,305,000	34,974,000
UnitedHealth Group, Inc.	1,500,600	37,575,024

		182,224,459

Industrials (1.7%)
Southwest Airlines Co.	3,675,800	35,287,680

Insurance (9.9%)
AON Corp.	734,000	29,866,460
Berkshire Hathaway, Inc., Class A †	398	40,198,000
Chubb Corp.	1,027,800	51,811,398
Marsh & McLennan Cos., Inc.	2,565,200	63,437,396
The Progressive Corp. †	1,231,400	20,416,612

		205,729,866

Materials (1.7%)
Newmont Mining Corp.	783,300	34,480,866

Pharmaceuticals (10.6%)
Abbott Laboratories	1,313,700	64,988,739
Genzyme Corp. †	718,000	40,732,140
Novartis AG ADR	1,058,500	53,327,230
Pfizer, Inc.	3,671,500	60,763,325

		219,811,434

Technology (13.9%)
Flextronics International, Ltd. †	6,467,600	48,248,296
Intuit, Inc. †	1,650,700	47,044,950
Microsoft Corp.	2,057,400	53,266,086
Symantec Corp. †	3,454,100	56,889,027
Texas Instruments, Inc.	1,782,100	42,217,949
Visa, Inc., Class A	574,200	39,682,962

		287,349,270

See Notes to Schedule of Investments

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2009 (Unaudited)

	Share Amount	Market Value
Utilities (6.4%)
AES Corp. †	2,802,800	$41,537,496
EQT Corp.	992,800	42,293,280
Exelon Corp.	1,003,400	49,788,708

		133,619,484

Total Common Stock (cost $1,764,893,728)		$1,991,926,088

Short-Term Investments (4.7%)
Money Market Fund (3.8%)
Western Asset/Citi Institutional U.S. Treasury Reserves, 0.07% (a)	78,113,850	78,113,850

Total Money Market Fund (cost $78,113,850)		$78,113,850

U.S. Treasury Obligations (0.9%)
U.S. Treasury Bill, 0.16% (a), 10/22/2009	$20,000,000	19,999,680

Total U.S. Treasury Obligations (cost $19,998,133)		$19,999,680

Total Short-Term Investments (cost $98,111,983)		$98,113,530

Total Investments (100.9%) (cost $ 1,863,005,711) *		$2,090,039,618
Other Assets less Liabilities (-0.9%)		(19,397,426)

Net Assets (100.0%)		$2,070,642,192

(a)	Represents current yield as of 9/30/09.
†	Non-income producing security.

ADR — American Depositary Receipt

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$263,416,823
Gross Unrealized Depreciation	(36,382,916)

Net Unrealized Appreciation	$227,033,907

See Notes to Schedule of Investments

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2009 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards CodificationTM (“ASC” or the “Codification”) 105, “Generally Accepted Accounting Principles”, which establishes the Codification as the sole source of authoritative generally accepted accounting principles. Pursuant to the provisions of FASB ASC 105, the Fund has updated references to generally accepted accounting principles in these Notes to the Schedule of Investments.

The following represent significant accounting policies of the Fund:

a)  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) not subject to restrictions against resale are valued at the last sale price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other investment companies are valued at net asset value. Money market instruments that mature in sixty days or less may be valued at amortized cost.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund’s investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, pursuant to procedures adopted by the Fund’s Board of Directors. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

ASC Topic 820, “Fair Value Measurements and Disclosures” (formerly “FAS 157”) requires the disclosure of valuation inputs by major category of investment type, such as equity securities and U.S. Government

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS (Concluded)

SEPTEMBER 30, 2009 (Unaudited)

obligations. Additionally, equity securities are required to be segregated by industry type, company size or investment objective.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2009:

Valuation Inputs	Common Stock	Short-Term Investments	Total Investments in Securities
Level 1	1,991,926,088	78,113,850	$2,070,039,938
Level 2	—	19,999,680	19,999,680
Level 3	—	—	—

Total Investments	1,991,926,088	98,113,530	$2,090,039,618

At September 30, 2009, short-term U.S. Treasury obligations were included in Level 2 and all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities segregated by industry type.

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through November 11, 2009, the date the report was available to be issued.

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S AUDITED ANNUAL REPORT OR SEMI-ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

107-QR-0909

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

SEPTEMBER 30, 2009